Supplement dated July 15, 2025

To the Prospectuses Dated:

May 1, 2014	Merrill Lynch IRA Annuity	May 1, 2015	Merrill Lynch Investor Choice AnnuitySM (IRA Series)

May 1, 2025	Merrill Lynch IRA Annuity (NY)	May 1, 2015	Merrill Lynch Investor Choice AnnuitySM (IRA Series) (NY)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account D

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML of New York Variable Annuity Separate Account D

Effective at market close on September 8, 2025, (the “Closure Date”), all classes of BlackRock Impact Mortgage Fund will be closed to new and subsequent investments. Effective on or about September 19, 2025, (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock Impact Mortgage Fund	BlackRock Impact Mortgage Fund	BlackRock Advisors, LLC

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.